June 28, 2019

Supplement

SUPPLEMENT DATED JUNE 28, 2019 TO THE PROSPECTUS OF
Morgan Stanley U.S. Government Money Market Trust, dated May 31, 2019

Effective July 1, 2019, the first sentence of the third paragraph of the section of the Prospectus entitled "Fund Details—Fund Management" is hereby deleted and replaced with the following:

Morgan Stanley Investment Management Inc., as the Adviser and the Administrator, has agreed to assume all operating expenses of the Fund and to waive the advisory fee and administration fee, as applicable, to the extent that such expenses and fees, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), on an annualized basis exceeds 0.56% of the average daily net assets of the Fund.

Please retain this supplement for future reference.

DWGPROSPT 6/19

June 28, 2019

Supplement

SUPPLEMENT DATED JUNE 28, 2019 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
Morgan Stanley U.S. Government Money Market Trust, dated May 31, 2019

Effective July 1, 2019, the first sentence of the fourth paragraph of the section of the Statement of Additional Information entitled "Investment Advisory and Other Services—Adviser and Administrator" is hereby deleted and replaced with the following:

Morgan Stanley Investment Management Inc., as the Adviser and the Administrator, has agreed to assume all operating expenses of the Fund and to waive the advisory fee and administration fee, as applicable, to the extent that such expenses and fees, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), on an annualized basis exceeds 0.56% of the average daily net assets of the Fund.

Please retain this supplement for future reference.